Exhibit 23-2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-36702 and 333-36624.


                                                /s/ARTHUR ANDERSEN LLP
                                                   ARTHUR ANDERSEN LLP

Melville, New York
July 2, 2001